UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2005

PLUG POWER INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27527	22-3672377
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

968 Albany-Shaker Road, Latham, New York 12110

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (518) 782-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 23, 2005, Plug Power Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2004. The full text of the press release is furnished as Exhibit 99.1 hereto. This Current Report on Form 8-K and the exhibit hereto are furnished pursuant to Item 2.02 of Form 8-K and are not intended to be incorporated by reference into future filings under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless expressly incorporated by reference in such filings.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release of Plug Power Inc. dated February 23, 2005.

[Remainder of page left blank intentionally]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2005

PLUG POWER INC.

By:	/S/ DAVID A. NEUMANN
David A. Neumann
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Plug Power Inc. dated February 23, 2005, including attachment.